Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Don Marcos Trading Co. (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Earl T. Shannon, President, and Scott W. Bodenweber, Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Earl T. Shannon
Earl T. Shannon,
President
March 31, 2008

/s/ Scott W. Bodenweber
Scott W. Bodenweber,
Chief Financial Officer
March 31, 2008